UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2011 Annual Report to Shareholders

DWS Climate Change Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
28 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Tax Information
41 Summary of Management Fee Evaluation by Independent Fee Consultant
45 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	13.01%	-13.91%	-10.41%
Class C	12.17%	-14.57%	-11.10%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	6.52%	-15.60%	-11.82%
Class C (max 1.00% CDSC)	12.17%	-14.57%	-11.10%
No Sales Charges
Class S	13.29%	-13.68%	-10.17%
Institutional Class	13.31%	-13.61%	-10.13%
MSCI World Index+	28.01%	-1.76%	-1.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 1.98%, 2.74%, 2.12% and 1.50% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Climate Change Fund — Class A [] MSCI World Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$6.60	$6.45	$6.65	$6.64
5/31/10	$5.84	$5.75	$5.87	$5.86

Lipper Rankings — Global Small-/Mid-Cap Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	67	of	68	98
3-Year	57	of	58	97
Class C 1-Year	68	of	68	99
3-Year	58	of	58	99
Class S 1-Year	66	of	68	96
3-Year	56	of	58	95
Institutional Class 1-Year	64	of	68	93
3-Year	55	of	58	94

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended May 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,102.00	$1,097.10	$1,101.20	$1,106.50
Expenses Paid per $1,000*	$7.60	$11.66	$8.02	$7.51
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,017.70	$1,013.81	$1,017.30	$1,017.80
Expenses Paid per $1,000*	$7.29	$11.20	$7.70	$7.19

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.45%	2.23%	1.53%	1.43%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

An environment of improving global growth, robust corporate earnings and accommodative central bank policies fueled rising investor optimism during the 12 months ended May 31, 2011, leading to an impressive gain of 28.01% for the fund's benchmark, the MSCI World Index.1 Unfortunately, stocks related to the climate change theme underperformed the broader market. As a result, the fund — whose Class A shares produced a positive absolute return of 13.01% — lagged the strong return of the index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

The fund's performance lagged that of its benchmark index principally because many climate change sectors were, and remain, dependent on federal subsidies and support, which was put on hold through the financial crises and has since recovered at a slower-than-expected pace. Nevertheless, we believe that many clean-technology companies have sustainable business models and improving end markets. In addition, the meltdown of the Fukushima nuclear reactor contributed to a change in the perception of nuclear energy in a number of countries and led to a new discussion about their future energy mix. The disaster in Japan has called into question the recent comeback of nuclear power and brought renewable energies back into the limelight. Germany's Chancellor Angela Merkel said that most of Germany's oldest atomic reactors will probably close following safety checks, signalling a shift in energy policy after the antinuclear Greens surged in state elections. China put the approval process for new reactors on a temporary hold and is said to have raised the 2015 target for solar installations. We believe that this shift in sentiment regarding climate- change-related sectors matches our expectation for a reevaluation of clean technologies.

Performance Attribution

The climate-change-related companies in which the fund may invest include industries and companies that are involved in both the mitigation of, and adaptation to, climate change. With respect to mitigation, we consider companies in the energy efficiency and clean technology fields. With respect to adaptation, we search for companies that help address the effects of climate change. On May 31, 2011, the fund's weightings in these areas were 44% in clean technology, 19% in energy efficiency, 30.7% in adaptation and the remainder in cash.

In the adaptation area, we added quite a bit of value through our investments in fertilizer companies such as Yara International ASA, Potash Corp. of Saskatchewan Inc.,* CF Industries Holdings* and Mosaic Co., among others. Companies in the industry benefited from improved pricing and growing demand for fertilizer at a time of rising world food demand and periodic supply shocks in the grain markets. For similar reasons, we saw strong performance from the makers of agricultural equipment, including AGCO Corp., CNH Global N.V. and Lindsay Corp. On the negative side, a notable detractor was Roth & Rau AG,* which suffered from order cancellations and a downturn in demand. We added to our investments in the adaptation area throughout the year, as we believe it has the potential to provide an effective balance to the volatility and potential risks in other areas of the climate change universe.

In the clean technology area, the leading contributor to performance was the solar stock Wacker Chemie AG. The polysilicon producer is utilizing its capacity at 100% at a time in which the market is experiencing a shortage of high-quality polysilicon — a positive development for the company's profit margins. Also contributing positively was Abengoa SA, a Spain-based company with principal activities that include solar energy, industrial waste, information technology and engineering; and Trina Solar Ltd., a China-based manufacturer of solar power-related products.

In addition, the timber companies Deltic Timber Corp., Weyerhaeuser Co. and Plum Creek Timber Co., Inc. contributed positively. All three benefited from healthy price levels for lumber, promising replanting programs, continuous demand for wood fiber as a renewable building material and a revaluation of forest assets.

Unfortunately, these gains were offset by the substantial downturns in the fund's investments in wind power companies, including Vestas Wind Systems AS, Gamesa Corporacion Tecnologica S.A. and American Superconductor Corp. Wind-related shares were hit hard by the combination of rising raw materials costs and reduced support from European governments.

In the energy efficiency area, our top performer was SGL Carbon SE, which gained ground after strategic investors further increased their stakes. Also aiding our performance in this segment of the fund were Veeco Instruments Inc., which benefited from strong order growth in China, and Capstone Turbine Corp, a US-based manufacturer of microturbines that reported important new order wins. Notable detractors were Comverge Inc.* and EnerNoC, Inc., providers of intelligent energy solutions that suffered from an unfavorable regulatory environment. Another underperformer of note was A123 Systems, Inc., a manufacturer of rechargeable lithium-ion batteries and battery systems that reported weaker fourth quarter revenues at the end of February 2011. The company also stated that one of its key suppliers was affected by the Japanese earthquake and will not resume manufacturing for at least six months.

Outlook and Positioning

We continue to see a wide range of opportunities in our investment universe. We believe climate change remains a long-term trend that is affecting the value of assets in the real economy and is producing long-range investment opportunities. We expect the costs of fossil fuels to increase behind robust world GDP growth, which in turn implies a reevaluation of renewable energies.2 In fact, BP estimates that renewables will represent the fastest-growing sector in energy, with an annual growth rate in consumption of 8.2% between 2010 and 2030. We believe investors are about to realize that cost competiveness for renewable energy is increasing, as production cost for solar modules has halved over the last two years even as fossil fuel prices have risen sharply.

In terms of policy developments, countries as diverse as Germany, China and Brazil are forging ahead in creating policy frameworks that provide what we call TLC — transparency, longevity and certainty. We have tracked world governments' binding and accountable announcements related to climate change. We continue to see strong momentum on a global scale, with Europe remaining a core backbone and China exhibiting notable shifts. In China, it is not just the number of new policies, but rather the ambitious scale, scope and commitment to foster major structural changes that bode well for our asset class. Notably, the number of national climate policies in China is twice as large as that of the United States at the federal level.

In the United States, the federal government continues to hesitate in implementing clean energy initiatives. However, there is a great deal happening at the state level as California, Texas and New Jersey continue to lead the expansion and adoption of clean technologies. While developments on the federal level have failed to live up to expectations, the $858 billion tax-cut bill of mid-December extended several incentives for the renewable energy industry. Furthermore, the US government highlighted the importance of renewable energy versus fossil fuels.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Climate Change Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Deutsche Asset Management International GmbH ("DeAMi"), a US registered investment advisor, is the subadvisor for the fund. DeAMi renders investment advisory and management services to the fund. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

Portfolio Manager

Nicolas Huber

Portfolio Manager

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

2 Gross domestic product (GDP) growth is commonly used as an indicator of the economic health of a country. It represents the monetary value of goods and services produced within a country over a specific time period.

* Not held in the portfolio as of May 31, 2011.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/11	5/31/10

Common Stocks	95%	98%
Cash Equivalents	4%	1%
Participatory Notes	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	5/31/11	5/31/10

United States	46%	44%
Germany	12%	8%
Spain	7%	4%
France	6%	1%
Netherlands	5%	4%
China	4%	5%
Canada	4%	4%
Switzerland	3%	2%
Denmark	3%	4%
Austria	3%	1%
Australia	2%	1%
United Kingdom	1%	3%
Hong Kong	1%	4%
Japan	—	8%
Other	3%	7%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	5/31/11	5/31/10

Industrials	47%	52%
Information Technology	15%	11%
Materials	14%	19%
Utilities	8%	4%
Consumer Staples	7%	7%
Consumer Discretionary	5%	3%
Financials	2%	3%
Energy	2%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.
Ten Largest Equity Holdings at May 31, 2011 (26.8% of Net Assets)	Country	Percent
1. Wacker Chemie AG Manufactures various chemical products for a wide array of customers worldwide	Germany	3.1%
2. Viterra, Inc. Operates grain handling and marketing terminals and retail outlets, and processes grains	Canada	3.0%
3. Abengoa SA Offers solutions for sustainable development in the infrastructure, environment and energy sectors	Spain	3.0%
4. Johnson Controls, Inc. Provider of automotive systems and building controls	United States	3.0%
5. Vesta Wind Systems AS Develops, manufactures and markets wind turbines that generate electricity	Denmark	2.7%
6. Verbund AG Generates and distributes electricity	Austria	2.6%
7. Gamesa Corp. Tecnologica SA Manufactures aeronautical components and generators	Spain	2.6%
8. AGCO Corp. Manufactures and distributes agricultural equipment throughout the world	United States	2.4%
9. Mueller Water Products, Inc. Manufactures water, wastewater and gas distribution products	United States	2.2%
10. Siemens AG (Registered) Manufacturer of electrical and electronic equipment	Germany	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Shares	Value ($)

Common Stocks 93.1%
Australia 1.8%
Incitec Pivot Ltd. (Cost $494,244)	152,520	625,321
Austria 2.6%
Verbund AG (Cost $767,347)	19,700	885,297
Brazil 0.8%
Sao Martinho SA (Cost $155,266)	17,500	270,639
Canada 3.5%
Sino-Forest Corp.* (a)	8,200	163,094
Viterra, Inc.	85,160	1,040,713
(Cost $802,363)		1,203,807
China 3.8%
Hanwha SolarOne Co., Ltd. (ADR)*	17,100	115,083
JinkoSolar Holding Co., Ltd. (ADR)* (b)	7,350	191,247
Renesola Ltd. (ADR)* (b)	16,100	119,462
Suntech Power Holdings Co., Ltd. (ADR)* (b)	14,850	120,582
Tri-Tech Holding, Inc.* (b) (c)	18,600	166,656
Trina Solar Ltd. (ADR)* (b)	17,198	394,694
Yingli Green Energy Holding Co., Ltd. (ADR)* (b)	23,271	213,628
(Cost $1,681,676)		1,321,352
Denmark 2.7%
Vestas Wind Systems AS* (b) (Cost $1,322,440)	30,867	934,925
France 5.8%
Saft Groupe SA	18,063	638,992
Suez Environnement Co.	30,600	645,277
Veolia Environnement	23,850	722,621
(Cost $1,907,906)		2,006,890
Germany 11.5%
Centrotherm Photovoltaics AG*	8,170	406,766
Elster Group SE (ADR)*	16,750	276,878
SGL Carbon SE* (b)	13,545	709,704
Siemens AG (Registered)	5,680	760,104
SMA Solar Technology AG (b)	3,770	412,078
Solarworld AG (b)	26,109	351,595
Wacker Chemie AG	4,835	1,078,909
(Cost $3,047,797)		3,996,034
Hong Kong 1.1%
China Everbright International Ltd. (a)	592,000	253,739
Tianneng Power International Ltd.	268,973	120,616
(Cost $443,808)		374,355
Netherlands 4.3%
CNH Global NV* (d)	17,480	739,754
Koninklijke Boskalis Westminster NV	8,477	402,490
Wavin NV*	21,156	349,940
(Cost $1,143,454)		1,492,184
Norway 1.4%
Yara International ASA (Cost $383,320)	7,800	470,549
Spain 6.3%
Abengoa SA (b)	33,700	1,030,285
EDP Renovaveis SA*	39,200	268,598
Gamesa Corp. Tecnologica SA*	92,672	880,196
(Cost $1,918,559)		2,179,079
Switzerland 2.8%
ABB Ltd. (Registered)*	19,600	526,412
Bucher Industries AG (Registered)	1,780	440,168
(Cost $629,976)		966,580
United Kingdom 1.2%
SIG PLC* (Cost $331,123)	160,427	403,890
United States 43.5%
A123 Systems, Inc.* (b)	8,406	51,697
AGCO Corp.*	16,038	828,683
American Superconductor Corp.* (b)	6,633	70,907
Archer-Daniels-Midland Co.	8,250	267,383
Badger Meter, Inc. (b)	7,300	271,706
Calgon Carbon Corp.* (b)	13,741	237,032
Capstone Turbine Corp.* (b)	235,555	409,866
Clean Energy Fuels Corp.*	51,190	732,017
Deltic Timber Corp. (b)	3,600	207,036
Energy Recovery, Inc.* (b)	63,640	175,646
EnerNOC, Inc.* (b)	12,150	219,308
EnerSys* (b)	17,050	610,390
First Solar, Inc.* (b)	3,528	438,354
Flow International Corp.*	73,100	300,441
FMC Corp. (b)	3,000	253,050
Franklin Electric Co., Inc. (b)	5,700	253,650
General Electric Co. (b)	20,600	404,584
Hain Celestial Group, Inc.* (b)	13,740	491,342
Headwaters, Inc.*	66,250	242,475
Intrepid Potash, Inc.* (b)	14,600	469,974
Johnson Controls, Inc.	26,000	1,029,600
Lindsay Corp. (b)	5,100	342,108
Maxwell Technologies, Inc.* (b)	18,470	301,430
MEMC Electronic Materials, Inc.* (b)	30,350	319,282
Mueller Water Products, Inc. "A"	192,020	775,761
MYR Group, Inc.*	26,420	595,771
Nalco Holding Co.	7,150	204,061
Pall Corp.	5,650	316,965
Pentair, Inc. (b)	5,690	230,331
Plum Creek Timber Co., Inc. (REIT)	12,438	503,988
Power Integrations, Inc. (b)	13,535	498,359
Power-One, Inc.* (b)	25,200	211,428
Primo Water Corp.* (b)	3,683	52,114
Quanta Services, Inc.*	30,520	602,770
Rockwood Holdings, Inc.*	6,250	328,687
Solazyme, Inc.*	750	16,898
Tetra Tech, Inc.*	16,613	404,194
The Mosaic Co.	2,695	190,941
Titan International, Inc. (b)	13,300	365,617
Veeco Instruments, Inc.*	9,210	530,404
Weyerhaeuser Co. (REIT) (b)	11,455	246,741
(Cost $13,584,208)		15,002,991
Total Common Stocks (Cost $28,613,487)		32,133,893

Participatory Note 1.2%
India
Mahindra & Mahindra Ltd. (issuer Merrill Lynch International & Co.), Expiration Date 12/10/2015* (Cost $460,783)	28,570	426,283

Securities Lending Collateral 28.7%
Daily Asset Fund Institutional, 0.14% (e) (f) (Cost $9,899,598)	9,899,598	9,899,598

Cash Equivalents 4.2%
Central Cash Management Fund, 0.13% (e) (Cost $1,444,158)	1,444,158	1,444,158

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $40,418,026)+	127.2	43,903,932
Other Assets and Liabilities, Net	(27.2)	(9,398,420)
Net Assets	100.0	34,505,512

* Non-income producing security

+ The cost for federal income tax purposes was $41,384,635. At May 31, 2011, net unrealized appreciation for all securities based on tax cost was $2,519,297. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,380,494 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,861,197.

(a) Security is listed in country of domicile. Significant business activities of company are in China.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2011 amounted to $9,724,475, which is 28.2% of net assets.

(c) Listed on NASDAQ Stock Market, Inc.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

As of May 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	7,850,000	EUR	5,522,141	6/2/2011	88,080	Brown Brothers Harriman & Co.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	5,558,014	USD	7,850,000	6/2/2011	(139,647)	Brown Brothers Harriman & Co.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$625,321	$—	$625,321
Austria	—	885,297	—	885,297
Brazil	270,639	—	—	270,639
Canada	1,203,807	—	—	1,203,807
China	1,321,352	—	—	1,321,352
Denmark	—	934,925	—	934,925
France	—	2,006,890	—	2,006,890
Germany	276,878	3,719,156	—	3,996,034
Hong Kong	—	374,355	—	374,355
Netherlands	739,754	752,430	—	1,492,184
Norway	—	470,549	—	470,549
Spain	—	2,179,079	—	2,179,079
Switzerland	—	966,580	—	966,580
United Kingdom	—	403,890	—	403,890
United States	15,002,991	—	—	15,002,991
Participatory Note (g)	—	426,283	—	426,283
Short-Term Investments (g)	11,343,756	—	—	11,343,756
Derivatives (h)	—	88,080	—	88,080
Total	$30,159,177	$13,832,835	$—	$43,992,012
Liabilities
Derivatives (h)	$—	$(139,647)	$—	$(139,647)
Total	$—	$(139,647)	$—	$(139,647)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $29,074,270) — including $9,724,475 of securities loaned	$32,560,176
Investment in Daily Assets Fund Institutional Fund (cost $9,899,598)*	9,899,598
Investment in Central Cash Management Fund (cost $1,444,158)	1,444,158
Total investments in securities, at value (cost $40,418,026)	43,903,932
Foreign currency, at value (cost $727,276)	731,318
Receivable for Fund shares sold	16,259
Dividends receivable	79,060
Interest receivable	75,948
Unrealized appreciation on forward foreign currency exchange contracts	88,080
Foreign taxes recoverable	17,370
Other assets	9,396
Total assets	44,921,363
Liabilities
Payable upon return securities loaned	9,899,598
Payable for investments purchased	13,500
Payable for Fund shares redeemed	154,743
Unrealized depreciation on forward foreign currency exchange contracts	139,647
Accrued management fee	124,803
Other accrued expenses and payables	83,560
Total liabilities	10,415,851
Net assets, at value	$34,505,512

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Assets Consist of
Accumulated net investment loss	(217,755)
Net unrealized appreciation (depreciation) on: Investments	3,485,906
Foreign currency	(45,759)
Accumulated net realized gain (loss)	(49,212,525)
Paid-in capital	80,495,645
Net assets, at value	$34,505,512
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($17,897,612 ÷ 2,711,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.60
Maximum offering price per share (100 ÷ 94.25 of $6.60)	$7.00
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,060,145 ÷ 1,559,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.45
Class S Net Asset Value, offering and redemption price(a) per share ($5,475,007 ÷ 823,080 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.65
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,072,748 ÷ 161,456 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.64

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $44,127)	$808,455
Interest	393
Income distributions — Central Cash Management Fund	1,106
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	303,653
Total income	1,113,607
Expenses: Management fee	412,175
Administration fee	41,217
Services to shareholders	129,009
Distribution and service fees	167,999
Custodian fee	33,206
Audit and tax fees	56,046
Legal fees	17,861
Reports to shareholders	58,146
Registration fees	57,926
Trustees' fees and expenses	3,909
Other	22,390
Total expenses before expense reductions	999,884
Expense reductions	(308,302)
Total expenses after expense reductions	691,582
Net investment income (loss)	422,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,942,768)
Futures	50,079
Foreign currency	(50,801)
(4,943,490)
Change in net unrealized appreciation (depreciation) on: Investments	10,280,919
Foreign currency	(615,525)
9,665,394
Net gain (loss)	4,721,904
Net increase (decrease) in net assets resulting from operations	$5,143,929

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$422,025	$(454,648)
Net realized gain (loss)	(4,943,490)	1,900,687
Change in net unrealized appreciation (depreciation)	9,665,394	(3,303,546)
Net increase (decrease) in net assets resulting from operations	5,143,929	(1,857,507)
Fund share transactions: Proceeds from shares sold	4,807,885	23,451,391
Payments for shares redeemed	(29,956,719)	(40,626,361)
Redemption fees	186	1,127
Net increase (decrease) in net assets from Fund share transactions	(25,148,648)	(17,173,843)
Increase (decrease) in net assets	(20,004,719)	(19,031,350)
Net assets at beginning of period	54,510,231	73,541,581
Net assets at end of period (including accumulated net investment loss of $217,755 and $588,979, respectively)	$34,505,512	$54,510,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$5.84		$6.19	$10.39		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.07	e	(.04)	.02		.05
Net realized and unrealized gain (loss)	.69		(.31)	(4.19)		.35
Total from investment operations	.76		(.35)	(4.17)		.40
Less distributions from: Net investment income	—		—	(.03)		—
Net realized gains	—		—	(.00	)***	(.01)
Total distributions	—		—	(.03)		(.01)
Redemption fees	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$6.60		$5.84	$6.19		$10.39
Total Return (%)c,d	13.01		(5.65)	(40.07)		3.97	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		24	36		59
Ratio of expenses before expense reductions (%)	2.23		1.98	2.08		2.38	*
Ratio of expenses after expense reductions (%)	1.52		1.75	1.75		1.75	*
Ratio of net investment income (loss) (%)	1.18	e	(.54)	.26		.74	*
Portfolio turnover rate (%)	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended May 31,
Class C	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$5.75		$6.14	$10.33		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.03	e	(.08)	(.03)		(.00	)***
Net realized and unrealized gain (loss)	.67		(.31)	(4.16)		.34
Total from investment operations	.70		(.39)	(4.19)		.34
Less distributions from: Net realized gains	—		—	(.00	)***	(.01)
Redemption fees	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$6.45		$5.75	$6.14		$10.33
Total Return (%)c,d	12.17		(6.35)	(40.56)		3.37	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		13	17		28
Ratio of expenses before expense reductions (%)	2.96		2.74	2.88		3.22	*
Ratio of expenses after expense reductions (%)	2.27		2.50	2.50		2.50	*
Ratio of net investment income (loss) (%)	.43	e	(1.29)	(.49)		(.01	)*
Portfolio turnover rate (%)	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended May 31,
Class S	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$5.87		$6.20	$10.41		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.09	d	(.02)	.04		.07
Net realized and unrealized gain (loss)	.69		(.31)	(4.20)		.35
Total from investment operations	.78		(.33)	(4.16)		.42
Less distributions from: Net investment income	—		—	(.05)		—
Net realized gains	—		—	(.00	)***	(.01)
Total distributions	—		—	(.05)		(.01)
Redemption fees	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$6.65		$5.87	$6.20		$10.41
Total Return (%)c	13.29		(5.32)	(39.94)		4.17	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		16	20		14
Ratio of expenses before expense reductions (%)	2.24		2.12	1.89		2.25	*
Ratio of expenses after expense reductions (%)	1.25		1.50	1.50		1.50	*
Ratio of net investment income (loss) (%)	1.45	d	(.29)	.51		.99	*
Portfolio turnover rate (%)	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2011		2010	2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$5.86		$6.19	$10.40		$10.00
Income (loss) from investment operations: Net investment income (loss)b	.09	d	(.02)	.02		.07
Net realized and unrealized gain (loss)	.69		(.31)	(4.18)		.34
Total from investment operations	.78		(.33)	(4.16)		.41
Less distributions from: Net investment income	—		—	(.05)		—
Net realized gains	—		—	(.00	)***	(.01)
Total distributions	—		—	(.05)		(.01)
Redemption fees	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$6.64		$5.86	$6.19		$10.40
Total Return (%)c	13.31		(5.33)	(39.88)		4.07	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	1		12
Ratio of expenses before expense reductions (%)	1.76		1.50	1.64		2.12	*
Ratio of expenses after expense reductions (%)	1.25		1.50	1.50		1.50	*
Ratio of net investment income (loss) (%)	1.45	d	(.29)	.51		.99	*
Portfolio turnover rate (%)	97		114	166		63	**
a For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.07 per share and 1.10% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund generally invests in climate change-related companies which engage in businesses whose growth is supported by increased environmental regulation, or which are developing and implementing ways to mitigate climate change or to adapt to climate change.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund may invest in Participatory Notes (P-Notes). P-notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At May 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $47,727,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2017 ($17,813,000), May 31, 2018 ($21,385,000) and May 31, 2019 ($8,529,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2010 through May 31, 2011, the Fund incurred approximately $519,000 of net realized capital losses and currency losses of $269,000. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax position for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(47,727,000)
Net unrealized appreciation (depreciation) on investments	$2,519,297

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended May 31, 2011, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts as of May 31, 2011. For the year ended May 31, 2011, the Fund invested in futures contracts with a total notional value generally indicative of a range from $0 to approximately $2,084,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended May 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contracts, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of May 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $10,835,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $9,945,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$88,080

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(139,647)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in portfolio earnings during the year ended May 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$50,079	$50,079
Foreign Exchange Contracts (b)	(30,593)	—	(30,593)
	$(30,593)	$50,079	$19,486

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(640,546)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $38,725,071 and $63,820,901, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.30% of the Fund's average daily net assets.

Accordingly, for the year ended May 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $206,365, and the amount charged aggregated $205,810, which was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $41,217, of which $2,983 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2011
Class A	$31,613	$31,613	$—
Class C	14,381	14,381	—
Class S	31,746	31,746	—
Institutional Class	235	—	69
	$77,975	$77,740	$69

For the year ended May 31, 2011, the Advisor reimbursed the Fund $3,890 and $99 of sub-recordkeeping expense for Class S shares and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class C	$86,784	$6,554

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$52,358	$11,722	$266	.19%
Class C	28,857	8,486	—	.18%
	$81,215	$20,208	$266

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2011 aggregated $5,008.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2011, the CDSC for Class C shares aggregated $954. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended May 31, 2011, DIDI received $50 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,483, of which $6,564 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	419,377	$2,664,755	1,154,892	$7,506,817
Class C	96,370	603,605	451,923	2,955,483
Class S	164,442	1,085,762	1,952,513	12,780,364
Institutional Class	66,996	453,763	30,978	208,727
		$4,807,885		$23,451,391
Shares redeemed
Class A	(1,888,486)	$(11,982,353)	(2,741,158)	$(17,993,902)
Class C	(741,307)	(4,622,394)	(935,787)	(5,981,889)
Class S	(2,118,051)	(12,728,970)	(2,385,064)	(16,130,714)
Institutional Class	(93,943)	(623,002)	(77,783)	(519,856)
		$(29,956,719)		$(40,626,361)
Redemption fees		$186		$1,127
Net increase (decrease)
Class A	(1,469,109)	$(9,317,529)	(1,586,266)	$(10,486,790)
Class C	(644,937)	(4,018,789)	(483,864)	(3,026,406)
Class S	(1,953,609)	(11,643,208)	(432,551)	(3,349,518)
Institutional Class	(26,947)	(169,122)	(46,805)	(311,129)
		$(25,148,648)		$(17,173,843)

G. Subsequent Event

The Fund's Board approved the appointment of a new subadvisor, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global") effective on or about September 15, 2011. DAAM Global will replace the Fund's current sub-advisor, Deutsche Asset Management International GmbH. In connection with this change, effective October 1, 2011, the Fund's name will change to DWS Clean Technology Fund, and the Fund's principal investment strategy will focus more on clean technology-related companies.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Climate Change Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Climate Change Fund (the "Fund") at May 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CLIMATE CHANGE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$50,514	$0	$0	$0
2010	$49,524	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011